UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2005

Mercury Interactive Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22350	77-0224776
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

379 North Whisman Road, Mountain View, California 94043

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, Including Area Code)

(650) 603-5200

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 241.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Mercury Interactive Corporation (the “Company”) (Nasdaq: MERQE) announced, in a press release dated October 7, 2005, that it was soliciting consents from the holders of its $300 million aggregate principal amount of 4.75% Convertible Subordinated Notes due 2007 (the “2007 Notes”) and from the holders of its $500 million aggregate principal amount of Zero Coupon Senior Convertible Notes due 2008 (the “2008 Notes”). In each case, the Company was requesting a limited waiver of any default or event of default under the terms of the indentures governing such notes arising from its failure to file with the Securities and Exchange Commission and furnish to the holders of such notes, those reports required to be filed under the Securities Exchange Act of 1934. Today, the Company announced, in the press release attached hereto as Exhibit 99.1, that it is amending the terms of the previous consent solicitations and extending the expiration dates thereof. Amendment No. 1 to the Consent Solicitation Statement for the 2008 Notes and Amendment No. 1 to the Letter of Consent for the 2008 Notes are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated herein in their entirety. The Supplement to the Consent Solicitation Statement for the 2007 Notes is attached hereto as Exhibit 99.4 and incorporated herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are furnished herewith:

99.1	Press release dated October 19, 2005

99.2	Amendment No. 1 to the Consent Solicitation Statement dated October 19, 2005 related to the Company’s Zero Coupon Senior Convertible Notes due 2008

99.3	Amendment No. 1 to the Letter of Consent related to the Company’s Zero Coupon Senior Convertible Notes due 2008

99.4	Supplement to the Consent Solicitation Statement dated October 19, 2005 related to the Company’s 4.75% Convertible Subordinated Notes due 2007

These exhibits are furnished with this Current Report on Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and are not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2005	MERCURY INTERACTIVE CORPORATION

	By:	/s/ Anthony Zingale
	Name:	Anthony Zingale
	Title:	President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
The following exhibits are furnished herewith:

99.1	Press release dated October 19, 2005

99.2	Amendment No. 1 to the Consent Solicitation Statement dated October 19, 2005 related to the Company’s Zero Coupon Senior Convertible Notes due 2008

99.3	Amendment No. 1 to the Letter of Consent related to the Company’s Zero Coupon Senior Convertible Notes due 2008

99.4	Supplement to the Consent Solicitation Statement dated October 19, 2005 related to the Company’s 4.75% Convertible Subordinated Notes due 2007